EXHIBIT 99.1

Release:          May 31, 2019

CP and Yang Ming sign long-term agreement to connect Yang Ming’s customers with North American markets

Calgary, AB - Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) and Yang Ming Marine Transport Corporation (Yang Ming) today announced a three-year agreement to safely and efficiently connect Yang Ming customers with North America, via the Port of Vancouver.
“On behalf of the 13,000-strong CP family, I would like to offer a warm welcome to Yang Ming,” said CP President and CEO Keith Creel. “We are proud to be selected as Yang Ming’s Canadian rail carrier, and we look forward to a long and successful relationship. This agreement is a testament to our service, to our network capacity and room to grow at our inland terminals and to the tireless work we put in to understand our customers and create win-win solutions for the supply chain and the broader economy.”

Effective January 1, 2020, CP will handle all of Yang Ming’s Vancouver traffic. The agreement also provides synergies across THE Alliance, as Hapag-Lloyd, Ocean Network Express (ONE) and Yang Ming will now be moving, in whole or in part, on CP out of Canada’s largest and most important ocean terminal, Global Container Terminal’s (GCT) Deltaport.

With CP’s growing network of transload facilities, its innovative live-lift operation at Portal, North Dakota, and the fastest transit times between Vancouver and the Twin Cities, Chicago and beyond, Yang Ming is well positioned to connect with its key customers across North America.

With the Deltaport Rail Expansion Project now complete, CP and its customers will continue to benefit from increased capacity and production. Since 2016, CP has steadily increased its market share at Deltaport and will now become the largest rail provider at Canada’s premier ocean terminal. CP's intermodal franchise has the lowest on-dock dwell and best on-time performance at the Port of Vancouver, ensuring faster end-to-end transits for shippers.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “anticipate”, “believe”, “expect”, “plan”, “will”, “outlook”, “should” or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, the anticipated benefits from the agreement with Yang Ming, anticipated dwell times and transit times, as well as anticipated financial and operational performance, including with respect to CP’s network of transload facilities and anticipated increases in cargo service.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regarding to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income (including as specified in this news release); North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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Jeremy Berry
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Maeghan Albiston
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